Exhibit 99.1

Contacts:

Rick Neely

Chief Financial Officer

408-321-6756

Chuck Burgess

The Abernathy MacGregor Group

212-371-5999

TESSERA TECHNOLOGIES NAMES RICHARD S. HILL INTERIM CEO AND EXECUTIVE CHAIRMAN OF THE BOARD

SAN JOSE, Calif., April 15, 2013 — Tessera Technologies, Inc. (NASDAQ:TSRA) (“Tessera” or the “Company”) today announced that the Board of Directors has named Richard S. Hill as interim chief executive officer (“CEO”) and executive chairman of the Board of Directors, effective immediately. Mr. Hill replaces former president and CEO Robert A. Young, PhD, who has decided to step down in the best interest of the Company. As previously announced on March 25, 2013, the Company has commenced a search for a new CEO. Upon the successful completion of the CEO search, Mr. Hill will return to his former role of non-executive Chairman.

“After a careful deliberation, I have decided to move on with my investment and business activities to avoid further distraction for Tessera. I fully believe in the Company’s future prospects and remain a significant, committed shareholder. I believe that the incumbent Board has the experience, judgment, independence and expertise to lead the continuing development of the Company,” said Dr. Young. Dr. Young also resigned from the Board, effective immediately.

“I am honored to work closely with my fellow directors and senior management team to continue to drive Tessera forward,” said Mr. Hill. “The Board of Directors believes in the strength of the Company’s business and assets, and in the opportunities before us. I look forward to working with my colleagues to accelerate the recent advances the Company has made operationally and organizationally.”

Richard S. Hill, who joined the Board in August 2012, brings to the CEO role significant public-company experience, including expertise in management, manufacturing, research and development and finance. Mr. Hill served as the chief executive officer of Novellus Systems, Inc. from 1993, and chairman from 1996, until its acquisition for more than $3 billion by Lam Research Corporation in June 2012. Before joining Novellus Systems in 1993, Hill spent 12 years with Tektronix, Inc., including as president of the Tektronix Development Company, vice president of the Test & Measurement Group, and president of Tektronix Components Corporation. He also held engineering-and management positions at General Electric, Motorola, and Hughes Aircraft Company. Hill is the immediate past chair, and a current executive committee member, of the University of Illinois Foundation, a member of the Board of Visitors for the University of Illinois at Urbana-Champaign, and a member of the board of directors of Arrow Electronics, LSI Corporation, and Cabot Microelectronics Corporation. Hill graduated with a degree in bioengineering from the University of Illinois at Chicago and earned a master’s degree in business administration from Syracuse University.

Safe Harbor Statement

This press release contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ significantly from those projected, particularly with respect to the appointment of Mr. Hill as interim chief executive officer and executive chairman of the Board of Directors, the search for a new chief executive officer and the impact of these changes on the Company. Material factors that may cause results to differ from the statements made include the plans or operations relating to the Company’s businesses; market or industry conditions; changes in patent laws, regulation or enforcement, or other factors that might affect the Company’s ability to protect or realize the value of its intellectual property; the expiration of license agreements and the cessation of related royalty income; the failure, inability or refusal of licensees to pay royalties; initiation, delays, setbacks or losses relating to the Company’s intellectual property or intellectual property litigations, or invalidation or limitation of key patents; the timing and results, which are not predictable and may vary in any individual proceeding, of any ICC ruling or award, including in the Amkor arbitration; fluctuations in operating results due to the timing of new license agreements and royalties, or due to legal costs; the risk of a decline in demand for semiconductor and camera module products; failure by the industry to use technologies covered by the Company’s patents; the expiration of the Company’s patents; the Company’s ability to successfully complete and integrate acquisitions of businesses; the risk of loss of, or decreases in production orders from, customers of acquired businesses; financial and regulatory risks associated with the international nature of the Company’s businesses; failure of the Company’s products to achieve technological feasibility or profitability; failure to successfully commercialize the Company’s products; changes in demand for the products of the Company’s customers; limited opportunities to license technologies and sell products due to high concentration in the markets for semiconductors and related products and camera modules; the impact of competing technologies on the demand for the Company’s technologies and products; and the reliance on a limited number of suppliers for the components used in the manufacture of DOC products. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this release. The Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Dec. 31, 2012, include more information about factors that could affect the Company’s financial results. The Company assumes no obligation to update information contained in this press release. Although this release may remain available on the Company’s website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.

About Tessera Technologies

Tessera Technologies, Inc. is a holding company with operating subsidiaries in two segments: Intellectual Property and DigitalOptics. Our Intellectual Property segment, managed by Tessera Intellectual Property Corp., generates revenue from manufacturers and other implementers that use our technology. Our DigitalOptics business delivers innovation in imaging systems for smartphones. For more information call 1.408.321.6000 or visit www.tessera.com.

Tessera, the Tessera logo, DOC, the DOC logo, and Invensas Corporation are trademarks or registered trademarks of affiliated companies of Tessera Technologies, Inc. in the United States and other countries. All other company, brand and product names may be trademarks or registered trademarks of their respective companies.

Additional Information and Where to Find It

Tessera Technologies, Inc. (the “Company”), its directors and certain executive officers and employees may become participants in the solicitation of proxies from stockholders in connection with the Company’s 2013 Annual Meeting of Stockholders (the “Annual Meeting”). The Company filed a revised preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on April 4, 2013 (the “Preliminary Proxy Statement”) and plans to file a definitive proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting (the “2013 Proxy Statement”).

Robert J. Boehlke, John Chenault, Richard S. Hill, John H. F. Miner, David C. Nagel, Christopher A. Seams, Timothy J. Stultz and Anthony J. Tether, all of whom are members of the Company’s Board of Directors, and C. Richard Neely, Jr., Executive Vice President and Chief Financial Officer, Bernard J. Cassidy, Executive Vice President, General Counsel and Secretary and Moriah C. Shilton, Senior Director, Investor Relations, may become participants in the Company’s solicitation. Information regarding the Company’s directors’ and executive officers’ respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement relating to the 2012 annual meeting of stockholders. No other participants own in excess of 1% of the Company’s common stock. Additional information regarding the interests of such participants has been included in the Preliminary Proxy Statement and will be included in the 2013 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting.

Promptly after filing its definitive 2013 Proxy Statement with the SEC, the Company will mail the definitive 2013 Proxy Statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2013 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, copies of the definitive 2013 Proxy Statement and any other documents filed by the Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at the Company’s website (http://ir.tessera.com/sec.cfm) or by writing to the Secretary, Tessera Technologies, Inc., 3025 Orchard Parkway, San Jose, California 95134.

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